UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2011
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

439 South Union Street, 5th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)

Registrant’s telephone number, including area code:	(978) 687-4700

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On February 17, 2011, NxStage Medical, Inc. (the “Company”) announced its financial results for the quarter and year-ended December 31, 2010. The full text of the press release issued in connection with this announcement is set forth in Exhibit 99.01 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibit 99.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 8 — Other Events

Item 8.01	Other Events.
On February 16, 2011, the Company filed a prospectus supplement (the “Prospectus Supplement”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, to the related prospectus, dated November 17, 2010, that was filed with the Company’s Registration Statement on Form S-3 (No. 333-170654) (the “Registration Statement”). The Prospectus Supplement relates to the registration for resale of 5,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), issuable upon the exercise of an outstanding warrant (the “Warrant”) entered into in connection with the Company’s First Amended and Restated National Service Provider Agreement with DaVita dated July 22, 2010 (the “Amended Agreement”) and related Registration Rights Agreement of the same date. The details of this transaction were disclosed on the Company’s Form 8-K relating to the Amended Agreement filed on July 23, 2010. The filing of the Prospectus Supplement was done to satisfy a requirement in the Registration Rights Agreement that we file, on or prior to April 1, 2011, a registration statement on Form S-3 with respect to the resale by DaVita of the Shares. The first date that any portion of the warrants could be earned is June 30, 2011; no warrants have been earned to date, and we have no assurance that any of the warrants will be earned in the future.
The legal opinion of Hogan Lovells US LLP related to the legal validity of the Shares is filed as Exhibit 5.01 to this Form 8-K and is incorporated by reference as an Exhibit to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
5.01	Opinion of Hogan Lovells US LLP
23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)
99.01	Press release dated February 17, 2011 issued by NxStage Medical, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXSTAGE MEDICAL, INC.
Date: February 17, 2011	By:	/s/ Robert S. Brown
Robert S. Brown
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
5.01	Opinion of Hogan Lovells US LLP
23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)
99.01	Press release dated February 17, 2011 issued by NxStage Medical, Inc.

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